                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                  FORM 8-K/A

                                CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (date of earliest event reported):  May 5, 2000



                                   SALON.COM
            (Exact name of registrant as specified in its charter)

              Delaware                          0-27886                    94-3228750
    (State or other jurisdiction of      (Commission File Number)      (I.R.S. Employer)
    incorporation or organization)                                    Identification No.)


                         22 Fourth Street, 16th Floor
                       San Francisco, California  94103
              (Address of principal executive offices) (Zip Code)


      Registrant's telephone number, including area code:  (415) 645-9200

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a) This amendment to the Company's Form 8-K filed on May 22, 2000 contains the financial statements of MP3Lit.com at page F-1.

(b) This amendment to the Company's Form 8-K filed on May 22, 2000 contains the unaudited pro forma financial statements required pursuant to Article 11 of Regulation S-X at page PF-1.

(c)  Exhibits.

Exhibit No.         Description
-----------         -----------
2.1*                Agreement and Plan of Reorganization dated as of May 5,
                    2000, among Salon.com, a Delaware corporation, Target
                    Acquisition Corporation, a Delaware corporation and wholly-owned subsidiary of Salon, MP3Lit.com, a Nevada corporation and Gary Hustwit, Valerie Hustwit and William Hustwit.
2.2*                Articles of Merger filed with the Secretary of State of the
                    State of Nevada on May 5, 2000.
2.3*                Certificate of Merger filed with the Secretary of State of the State of Delaware on May 5, 2000.
99.1*               Press release dated May 8, 2000 announcing the execution of the Merger Agreement.



__________________________
*Previously filed as an exhibit to the Company's Form 8-K filed with the Securities and Exchange Commission on May 22, 2000.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  July 19, 2000

                                                       SALON.COM


                                             By: /s/ Michael O'Donnell
                                                 ---------------------
                                                 Michael O'Donnell, Acting Chief
                                                 Financial Officer
                                                 (Principal Financial and
                                                 Accounting Officer)

Index to Financial Statements

     a)  Documents filed as a part of this report for MP3Lit.com, Inc.

               Independent Auditors' Report

               Balance Sheet as of March 31, 2000

               Statement of Operations from Inception Through March 31, 2000

               Statement of Stockholders' Deficit from Inception Through March 31, 2000

               Statement of Cash Flows from Inception Through March 31, 2000

               Notes to Financial Statements


     b)  Documents filed as a part of this report for Salon.com

               Pro Forma Consolidated Financial Statements (Unaudited)

               Pro Forma Consolidated Balance Sheet (Unaudited)

               Pro Forma Consolidated Statement of Operations (Unaudited)

               Notes to Pro Forma Consolidated Financial Statements (Unaudited)

                         INDEPENDENT AUDITORS' REPORT
                         ----------------------------


Board of Directors
MP3Lit.com, Inc.


We have audited the accompanying balance sheet of MP3Lit.com, Inc., (a development stage company) (the "Company") as of March 31, 2000, and the related statements of operations, stockholders' equity (deficit) and cash flows for the period September 1, 1999 (date of inception) through March 31, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of March 31, 2000, and the results of their operations and their cash flows for the period September 1, 1999 (date of inception) through March 31, 2000 in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As shown in the accompanying financial statements, the Company is a development stage company which has experienced significant losses since inception with no significant revenues. These factors, and other factors discussed in Note 1 to the financial statements raise substantial doubt about the ability of the Company to continue as a going concern. Management's plans in regard to these matters are described in
Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.



                                         /s/ CORBIN & WERTZ


Irvine, California
June 28, 2000

                               MP3Lit.com, Inc.
                         (A Development Stage Company)

                                 Balance Sheet

================================================================================

ASSETS                                                                          March 31, 2000
                                                                                --------------
Current assets:
 Due from stockholder                                                                $   4,012
                                                                                     ---------
     Total current assets                                                                4,012

Property and equipment, net of accumulated depreciation of $2,112                        5,612

Intangible assets, net of accumulated amortization of $488                               2,592
                                                                                     ---------

                                                                                     $  12,216
                                                                                     =========

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
 Accounts payable and accrued expenses                                               $  36,195
                                                                                     ---------

     Total current liabilities                                                          36,195
                                                                                     ---------

Commitments and contingencies

Stockholders' deficit:
   Common stock, no par value; 25,000 shares authorized;
     25,000 shares issued and outstanding                                                1,000
   Additional paid-in capital                                                           89,411
   Deficit accumulated during the development stage                                   (114,390)
                                                                                     ---------
     Total stockholders' deficit                                                       (23,979)
                                                                                     ---------

                                                                                     $  12,216
                                                                                     =========

--------------------------------------------------------------------------------
                     See independent auditors' report and
                  accompanying notes to financial statements.

                               MP3Lit.com, Inc.
                         (A Development Stage Company)

                            Statement of Operations

================================================================================

                                                             September 1, 1999
                                                            (Date of Inception)
                                                                 Through
                                                              March 31, 2000
                                                            -------------------
Net revenues                                                      $       -

Operating expenses:
 Advertising                                                         10,750
 Depreciation                                                         2,112
 Insurance                                                            1,115
 Marketing                                                           15,617
 Payroll                                                             39,092
 Payroll taxes                                                        6,153
 Rent                                                                13,000
 Travel and entertainment                                             8,758
 Other                                                               17,793
                                                                  ---------
     Total operating expenses                                       114,390
                                                                  ---------

Net loss                                                          $(114,390)
                                                                  =========

Net loss available to common stockholders per
  common share                                                    $   (5.48)
                                                                  =========

Weighted average number of common shares
  outstanding                                                        20,873
                                                                  =========


--------------------------------------------------------------------------------
                     See independent auditors' report and
                  accompanying notes to financial statements.

                               MP3Lit.com, Inc.
                         (A Development Stage Company)

                      Statements of Stockholders' Deficit

             For The Period September 1, 1999 (Date of Inception)
                            Through March 31, 2000

================================================================================

                                                                                               Deficit
                                                                                             Accumulated
                                                             Additional      During The          Total
                                          Common Stock         Paid-in       Development     Stockholders'
                                     ----------------------
                                      Shares        Amount     Capital          Stage            Equity
                                     --------      --------  ----------     -------------    -------------
Balance, September 1, 1999
  (date of inception)                       -      $      -  $        -     $           -    $           -

Capital assets contributed by
  owners on September 1, 1999               -             -       3,358                 -            3,358

Sale of 25,000 shares of
  common stock  at $0.04 per
  share on October 6, 1999,
  net of offering costs of $0          25,000         1,000           -                 -            1,000

Stockholders' capital
  contributions on November
  16, 1999 through March 24,
  2000                                      -             -      34,544                 -           34,544

Expenses paid by stockholder
  during September 1999
  through March 2000                        -             -      51,509                 -           51,509

Net loss                                    -             -           -          (114,390)        (114,390)
                                     --------      --------  ----------     -------------    -------------

Balance, March 31, 2000                25,000      $  1,000  $   89,411     $    (114,390)   $     (23,979)
                                     ========      ========  ==========     =============    =============

--------------------------------------------------------------------------------
                     See independent auditors' report and
                  accompanying notes to financial statements.

                               MP3Lit.com, Inc.
                         (A Development Stage Company)

                            Statement of Cash Flows

================================================================================

                                                              September 1, 1999
                                                                   (Date of
                                                              Inception) Through
                                                                March 31, 2000
                                                              ------------------
Cash flows from operating activities:
 Net loss                                                         $ (114,390)
 Adjustments to reconcile net loss to net cash used in
  operating activities:
     Depreciation/amortization                                         2,600
     Changes in operating assets and liabilities:
       Due from stockholder                                           (4,012)
       Accounts payable and accrued expenses                          36,195
                                                                  ----------

 Net cash used in operating activities                               (79,607)
                                                                  ----------

Cash flows from investing activities:
 Purchases of property and equipment                                  (4,366)
 Costs incurred for intangibles                                       (3,080)
                                                                  ----------

 Net cash used in investing activities                                (7,446)
                                                                  ----------

Cash flows from financing activities:
 Expenses paid by stockholder                                         51,509
 Stockholders' additional capital contribution                        34,544
 Proceeds from the sale of common stock                                1,000
                                                                  ----------

 Net cash provided by financing activities                            87,053
                                                                  ----------

Net change in cash                                                         -

Cash at beginning of period                                                -
                                                                  ----------

Cash at end of period                                             $        -
                                                                  ==========

Supplemental disclosure of cash flow information:
 Cash paid during the period for interest                         $        -
                                                                  ==========
 Cash paid during the period for income taxes                     $        -
                                                                  ==========

Supplemental disclosure of non-cash investing and financing activities:
 During the period September 1, 1999 (date of inception) through March 31, 2000, the owners contributed $3,385 in property and equipment to the Company.

--------------------------------------------------------------------------------
                     See independent auditors' report and
                  accompanying notes to financial statements.

                               MP3Lit.com, Inc.
                         (A Development Stage Company)

                         Notes to Financial Statements

             For The Period September 1, 1999 (Date of Inception)
                            Through March 31, 2000

================================================================================


NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING PRINCIPLES
----------------------------------------------------------------------

Organization and Operations
---------------------------

MP3Lit.com, Inc. (a development stage company) ("Company"), was incorporated on September 14, 1999 according to the laws of Nevada. The Company has been in the development stage since its inception. During the development stage, the Company is primarily engaged in raising capital, obtaining financing, developing its web site, advertising and marketing the Company, and administrative functions. The Company intends to provide a web site dedicated to helping their customers grow and obtain financing for their business ventures.

Risks and Uncertainties
-----------------------

The Company is a start-up company subject to the substantial business risks and uncertainties inherent to such an entity, including the potential risk of business failure.

The accompanying financial statements have been prepared on the basis of a going concern, which contemplates the realization of assets and liquidation of liabilities in the normal course of business.

The Company has a loss of $114,390 for the period September 1, 1999 (date of inception) through March 31, 2000 and a stockholders' deficit of $23,979 as of March 31, 2000. There is no assurance the Company will be able to generate sufficient revenues or obtain sufficient funds when needed, or that such funds, if available, will be obtained on terms satisfactory to the Company. Management has addressed this issue through the merger of the Company subsequent to March 31, 2000 (see Note 7).

Use of Estimates
----------------

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------

                               MP3Lit.com, Inc.
                         (A Development Stage Company)

                         Notes to Financial Statements

             For The Period September 1, 1999 (Date of Inception)
                            Through March 31, 2000

================================================================================


NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING PRINCIPLES,
-----------------------------------------------------------------------
continued
---------

Organizational Costs
--------------------

The Company adopted Statement of Position No. 98-5 ("SOP 98-5"), "Reporting the Costs of Start-Up Activities." SOP 98-5 requires that all non-governmental entities expense the cost of start-up activities, including organizational costs as those costs are incurred. The effect of this pronouncement is reflected in the accompanying consolidated financial statements.

Fair Value of Financial Instruments
-----------------------------------

Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 107 ("SFAS 107"), "Disclosures About Fair Value of Financial Instruments." SFAS 107 requires disclosure of fair value information about financial instruments when it is practicable to estimate that value. The carrying amount of the Company's cash and cash equivalents, marketable securities, trade payables and accrued expenses approximates their estimated fair values due to the short-term maturities of those financial instruments.

Customer Concentration
----------------------

Management's intention is that the Company will not be dependent on any single customer or group of customers for a significant portion of its annual sales. The Company's customer base will change on a continuous basis as new customers are added or removed.

Cash and Cash Equivalents
-------------------------

For purposes of the statement of cash flows, cash and cash equivalents consist of demand deposits in banks with an initial maturity of 90 days or less.

Property and Equipment
----------------------

Property and equipment is stated at cost. Depreciation is computed using the straight-line method over the useful life of two years. Depreciation expense for the period September 1, 1999 (date of inception) through March 31, 2000 was $2,112.

Betterments, renewals, and extraordinary repairs that extend the lives of the assets are capitalized; other repairs and maintenance charges are expensed as incurred. The cost and related accumulated depreciation applicable to assets retired are removed from the accounts, and the gain or loss on disposition is recognized in current operations.

--------------------------------------------------------------------------------

                               MP3Lit.com, Inc.
                         (A Development Stage Company)

                         Notes to Financial Statements

             For The Period September 1, 1999 (Date of Inception)
                            Through March 31, 2000

================================================================================

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING PRINCIPLES,
-----------------------------------------------------------------------
continued
---------

Intangibles
-----------

Intangibles, consisting of a domain name and trademark, are stated at cost. Amortization is computed using the straight-line method over the useful life of two years. Amortization expense for the period September 1, 1999 (date of inception) through March 31, 2000 was $488.

Long-Lived Assets
-----------------

During 1995, the FASB issued Statement of Financial Accounting Standards No. 121 ("SFAS 121"), "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets To Be Disposed Of," which requires that long-lived assets and certain identifiable intangibles to be held and used by an entity be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. In accordance with the provisions of SFAS 121, the Company regularly reviews long-lived assets and intangible assets for impairment whenever events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable. Based on its analysis, the Company believes that no impairment of the carrying value on its long-lived assets exists at March 31, 2000. There can be no assurance however, that market conditions will not change or demands for the Company's services will continue which could result in impairment on long-lived assets in the future.

Income Taxes
------------

The Company accounts for income taxes under Statement of Financial Accounting Standards No. 109 ("SFAS 109"), "Accounting for Income Taxes." Under SFAS 109, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. A valuation allowance is provided for significant deferred tax assets when it is more likely than not that such assets will not be recovered.

Revenue Recognition
-------------------

The Company will recognize revenue during the month in which services are provided.

--------------------------------------------------------------------------------

                               MP3Lit.com, Inc.
                         (A Development Stage Company)

                         Notes to Financial Statements

             For The Period September 1, 1999 (Date of Inception)
                            Through March 31, 2000

================================================================================

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING PRINCIPLES,
-----------------------------------------------------------------------
continued
---------

Advertising
-----------

Advertising costs are expensed as incurred. For the period September 1, 1999 (date of inception) through March 31, 2000, $10,750 of advertising costs have been incurred.

Earnings Per Share
------------------

The Company has adopted Statement of Financial Accounting Standards No. 128 ("SFAS 128"), "Earnings Per Share." Under SFAS 128, basic earnings per share is computed by dividing income available to common stockholders by the weighted-average number of common shares assumed to be outstanding during the period of computation. Diluted earnings per share is computed similar to basic earnings per share except that the denominator is increased to include the number of additional common shares that would have been outstanding if the potential common shares had been issued and if the additional common shares were dilutive. Because the Company has incurred net losses, basic and diluted loss per share are the same as additional potential common shares would be anti-dilutive.

Comprehensive Income
--------------------

The Company has adopted Statement of Financial Accounting Standards No. 130 ("SFAS 130"), "Reporting Comprehensive Income." SFAS 130 establishes standards for reporting and display of comprehensive income and its components in a full set of general-purpose financial statements. The effect of SFAS 130 is reflected in the accompanying financial statements.

Segments of Business
--------------------

The Company has adopted Statement of Financial Accounting Standards No. 131 ("SFAS 131"), "Disclosures about Segments of an Enterprise and Related Information." SFAS 131 changes the way public companies report information about segments of their business in their annual financial statements and requires them to report selected segment information in their quarterly reports issued to stockholders. It also requires entity-wide disclosures about the products and services an entity provides, the material countries in which it holds assets and reports revenues and its major customers. The Company currently operates in one segment, as disclosed in the accompanying statement of operations.

--------------------------------------------------------------------------------

                               MP3Lit.com, Inc.
                         (A Development Stage Company)

                         Notes to Financial Statements

             For The Period September 1, 1999 (Date of Inception)
                            Through March 31, 2000

================================================================================

NOTE 2 - PROPERTY AND EQUIPMENT
-------------------------------

Property and equipment consist of the following as of March 31, 2000:


          Computer equipment                                           $ 2,958
          Equipment                                                      4,366
          Furniture and fixtures                                           400
                                                                       -------
                                                                         7,724

          Less accumulated depreciation                                 (2,112)
                                                                       -------

                                                                       $ 5,612
                                                                       =======

Depreciation expense for the period September 1, 1999 (date of inception) through March 31, 2000 was $2,112.

NOTE 3 - INTANGIBLES
--------------------

Intangibles consist of the following as of March 31, 2000:

          Domain name                                                  $ 1,680
          Trademark                                                      1,400
                                                                       -------
                                                                         3,080

          Less accumulated amortization                                   (488)
                                                                       -------

                                                                       $ 2,592
                                                                       =======

Amortization expense for the period September 1, 1999 (date of inception) through March 31, 2000 was $488.

NOTE 4 - STOCKHOLDERS' EQUITY
-----------------------------

Common Stock
------------

From the Company's date of inception to the period September 1, 1999 through March 31, 2000, the Company had issued an aggregate of 25,000 shares of common stock for $1,000.

On August 1, 1999, the owners contributed $3,385 in capital assets to the Company. The assets consisted of computers and related equipment. These assets were valued at their net book value at the date of contribution.

--------------------------------------------------------------------------------

                               MP3Lit.com, Inc.
                         (A Development Stage Company)

                         Notes to Financial Statements

             For The Period September 1, 1999 (Date of Inception)
                            Through March 31, 2000

================================================================================

NOTE 4 - STOCKHOLDERS' EQUITY, continued
----------------------------------------

On October 6, 1999, 25,000 shares of common stock were issued to the owners of the Company for $1,000.

For the period November 16, 1999 through March 24, 2000, the stockholders contributed $35,544 in cash to the Company.

For the period September 1999 through March 2000, the stockholders paid $51,509 in expense on behalf of the Company.

NOTE 5 - RELATED PARTIES
------------------------

As of March 31, 2000, the Company had an advance to a stockholder of $4,012. This advance is non-interest bearing and is due in the current year.

NOTE 6 - INCOME TAXES
---------------------

The tax effects of temporary differences that give rise to deferred taxes at March 31, 2000 are as follows:

     Deferred tax asset:

     Net operating loss carryforward                                 $ 46,500
                                                                     --------
     Total gross deferred tax asset                                    46,500

     Less valuation allowance                                         (46,500)
                                                                     --------

       Net deferred tax asset                                        $      -
                                                                     ========


No current provision for income taxes for the period ended March 31, 2000 is required, except for minimum state taxes, since the Company incurred losses during the period.

As of March 31, 2000, the Company had net operating loss carryforwards of approximately $115,000 for both federal and state income tax reporting purposes, which expire in March 2019 and March 2004, respectively.

Management has determined that it is more likely than not that the deferred tax asset will not be utilized and as such has recorded a valuation allowance.

--------------------------------------------------------------------------------

                               MP3Lit.com, Inc.
                         (A Development Stage Company)

                         Notes to Financial Statements

             For The Period September 1, 1999 (Date of Inception)
                            Through March 31, 2000

================================================================================

NOTE 7 - SUBSEQUENT EVENTS
--------------------------

On May 5, 2000, pursuant to an Agreement and Plan of Reorganization dated as of May 5, 2000, Target Acquisition Corporation, a Delaware corporation and wholly-owned subsidiary of Salon.com, a Delaware corporation, merged with and into MP3Lit.com, Inc., with MP3lit.com, Inc. continuing as a wholly-owned subsidiary of Salon. At the time of the merger and pursuant to the merger agreement, the 25,000 shares of MP3Lit.com, Inc. common stock issued and outstanding immediately prior to the merger were converted and exchanged into the right to receive the following:

     1)   an aggregate of 1,268,000 shares of Salon common stock;
     2)   an aggregate of $400,000 cash, and
     3) warrants to purchase an aggregate of 100,000 shares of Salon common stock at a price of $10.50 per share
     (the Salon common stock, cash and warrants together, the "merger consideration")

The merger consideration was determined through arms-length negotiation. There were no material relationships between MP3Lit.com stockholders and Salon.com or any of its affiliates, any director or officer of Salon or any associate of any such director or officer prior to the merger.

--------------------------------------------------------------------------------

                                   SALON.COM

                  PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

                                  (Unaudited)

     The following financial pro forma consolidated statements represent the Salon.com ("Salon") pro forma consolidated balance sheet as of March 31, 2000 and statement of operations for the year ended March 31, 2000.

     Salon's acquisition of MP3Lit.com ("MP3Lit") has been accounted for under the "purchase" method of accounting, which requires the purchase price to be allocated to the acquired assets and liabilities of MP3Lit on the basis of their estimated fair values as of the date of acquisition. The following pro forma consolidated balance sheet gives effect to the acquisition of MP3Lit as if the acquisition occurred on March 31, 2000 and the statement of operations for the year ended March 31, 2000 gives effect to the acquisition of MP3Lit as if it occurred on September 1, 1999, MP3Lit's date of inception, and includes adjustments directly attributable to the acquisition of MP3Lit and expected to have a continuing impact on the combined company.

     The pro forma information is based on historical financial statements. The assumptions give effect to the business combination with MP3Lit under the purchase method of accounting. The information has been prepared in accordance with the rules and regulations of the Securities and Exchange Commission and is provided for comparative purposes only. The pro forma information does not purport to be indicative of the results that actually would have occurred had the combination been effected at MP3Lit's date of inception.

                                   SALON.COM

                     PRO FORMA CONSOLIDATED BALANCE SHEET

                                  (Unaudited)

                                (in thousands)

                                                              March 31, 2000    March 31, 2000                        March 31, 2000
                                                            -----------------  ----------------                       --------------
                                                                Salon.com            MP3Lit         Adjustments         Pro Forma
                                                                ---------            ------         -----------         ---------
Assets
Current assets:
          Cash and cash equivalents                         $          17,982  $              -  $           (400)(A) $      17,582
          Accounts receivable, net                                      2,425                 4                 -             2,429
          Inventories                                                      16                 -                 -                16
          Prepaid expenses and other current assets                       391                 -                 -               391
                                                            -----------------  ----------------  ----------------     -------------
                Total current assets                                   20,814                 4              (400)           20,418

Property and equipment, net                                             2,312                 6                 -             2,318
Other assets                                                              186                 -                 -               186
Intangible assets, net                                                  4,088                 2             2,028 (A)         6,118
                                                            -----------------  ----------------  ----------------     -------------
                Total assets                                $          27,400  $             12  $          1,628     $      29,040
                                                            =================  ================  ================     =============
Liabilities and Stockholders' Equity
Current liabilities:
          Accounts payable                                  $           1,831  $             36  $              -     $       1,867
          Accrued liabilities                                           2,318                 -               135 (A)         2,453
          Capital leases, current portion                                 154                 -                 -               154
          Deferred revenue                                                210                 -                 -               210
          Bank borrowings                                                  90                 -                 -                90
                                                            -----------------  ----------------  ----------------     -------------
                Total current liabilities                               4,603                36               135             4,774

Other long term liabilities                                               149                 -                 -               149
Capital Leases, net of current portion                                    324                 -                 -               324
                                                            -----------------  ----------------  ----------------     -------------
                Total liabilities                                       5,076                36               135             5,247
                                                            -----------------  ----------------  ----------------     -------------

Stockholders' Equity:
          Common stock                                                     13                 1                (1)(A)            13
          Additional paid-in capital                                                                        1,284 (A)
                                                                                                              185 (A)
                                                                       78,448                89               (89)(A)        79,917
          Advertising receivable from stockholder                      (7,884)                -                 -            (7,884)
          Unearned compensation                                        (2,098)                -                 -            (2,098)
          Accumulated deficit                                         (46,155)             (114)              114 (A)       (46,155)
                                                            -----------------  ----------------  ----------------     -------------
                Total stockholders' equity                             22,324               (24)            1,493            23,793
                                                            -----------------  ----------------  ----------------     -------------
                Total liabilities and stockholders' equity  $          27,400  $             12  $          1,628     $      29,040
                                                            =================  ================  ================     =============

                       The accompanying notes are an integral part of these pro forma financial statements.

                                   SALON.COM

                PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

                                  (Unaudited)

                   (in thousands, except per share amounts)

                                                      For the                For the                                   For the
                                                    Year Ended              Year Ended                               Year Ended
                                                  March 31, 2000          March 31, 2000                            March 31, 2000
                                                ----------------------------------------------------------------------------------
                                                     Salon.com               MP3Lit              Adjustments          Pro Forma
                                                     ---------               ------              -----------          ---------
Net revenues                                    $      8,002             $      -              $       -              $  8,002
                                                ------------------------------------------------------------------------------
Operating expenses:
    Production, content and product                    9,004                    -                      -                 9,004
    Sales and marketing                               14,399                   26                      -                14,425
    Research and development                           1,402                   65                      -                 1,467
    General and administrative                         2,453                   23                      -                 2,476
    Amortization of intangibles                        1,023                    -                    237 (B)             1,260
    Non-cash advertising expense                         202                    -                      -                   202
    Non-cash compensation charges                      2,412                    -                      -                 2,412
                                                ------------------------------------------------------------------------------
          Total operating expenses                    30,895                  114                    237                31,246
                                                ------------------------------------------------------------------------------
Loss from operations                                 (22,893)                (114)                  (237)              (23,244)

Interest income                                        1,129                    -                      -                 1,129
Other income (expense), net                             (126)                   -                      -                  (126)
                                                ------------------------------------------------------------------------------
          Net loss                                   (21,890)                (114)                  (237)              (22,241)
Preferred dividend                                    11,515                    -                      -                11,515
                                                ------------------------------------------------------------------------------
Net loss attributable to common stockholders    $    (33,405)            $   (114)             $    (237)             $(33,756)
                                                ==============================================================================
Basic and diluted net loss per share
     attributable to common stockholders        $      (3.63)                                                         $  (3.58)
                                                ============                                                          ========
Weighted average shares used in computing
     basic and diluted net loss per share
     attributable to common stockholders               9,204                                         222 (C)             9,426
                                                ============                                   =========              ========

                       The accompanying notes are an integral part of these pro forma financial statements.

                                   SALON.COM

             NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

                                  (Unaudited)

NOTE 1 - BASIS OF PRESENTATION:

     In May 2000, Salon acquired MP3Lit, a web site dedicated to offering downloadable spoken word and audio literature recordings in the MP3 format.

     The unaudited pro forma information is not necessarily indicative of the future consolidated results of operations of Salon or the consolidated results of operations that would have resulted had the acquisition taken place on September 1, 1999, MP3Lit's date of inception. The unaudited pro forma consolidated balance sheet as of March 31, 2000 reflects the effects of the acquisition, assuming the related events occurred on March 31, 2000. The unaudited pro forma consolidated statement of operations for the year ended March 31, 2000 reflects the effects of the acquisition, assuming the related events occurred as of September 1, 1999.

NOTE 2 - UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL ADJUSTMENTS:

     The unaudited pro forma consolidated financial statements reflect a purchase price of $2.0 million consisting of the following: (i) 380,400 shares of common stock valued at $3.375 per share; (ii) $400,000 of cash consideration;
(iii) warrants to purchase 100,000 shares of common stock over a five-year period at a price of $10.50 per share valued at $185,000 using the Black-Scholes method; and (iv) acquisition costs of $135,000. An additional 887,600 shares have been issued and are held in escrow. These shares are contingent upon the meeting of certain business benchmarks over a three-year period. If the business benchmarks are met, the shares will be released to the former stockholders of MP3Lit. When the contingencies are resolved, the shares will be recorded at their fair value on the respective dates, as either an additional cost of the acquisition or as compensation expense of the appropriate period.

     The acquisition was recorded under the purchase method of accounting. The identifiable intangible assets and the goodwill will be recognized over five years, the estimated period of benefit.

     The assets acquired consist of net tangible assets, identifiable intangible assets and goodwill. Net tangible assets include primarily accounts receivable, property, plant and equipment and accounts payable. A preliminary review of the identifiable intangible assets indicates the purchase of audio streaming technology which will serve as the platform for Salon to launch an audio format, a website and associated traffic, trade and domain names, an acquired workforce and non-compete agreements. Salon is in the process of determining the fair values of the identifiable intangible assets acquired and will allocate the purchase price accordingly.

                                   SALON.COM

             NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

                                  (Unaudited)

NOTE 3 - UNAUDITED CONSOLIDATED NET LOSS PER SHARE:

     The net loss per share and shares used in computing the net loss per share for the year ended March 31, 2000 is based upon the historical weighted average common shares outstanding. The contingent common shares and the warrant shares have been excluded as the effect would be antidilutive.

     The 380,400 shares of common stock issued in connection with the purchase price of MP3Lit have been included in the calculation of basic and diluted net loss per share for the year ended March 31, 2000 as follows:

Shares used in computing basic and diluted net loss per
  share attributable to common stockholders                       9,203,960

Adjustment to reflect the common stock issued in
  connection with the purchase of MP3Lit                            221,900
                                                                  ---------
Shares used in computing pro forma basic and diluted
  net loss per share attributable to common stockholders          9,425,860
                                                                  =========

NOTE 4 - PURCHASE ADJUSTMENTS:

     The following adjustments were applied to Salon's historical financial statements and those of MP3Lit to arrive at the pro forma consolidated balance sheet and statement of operations:

     (A) To record the issuance of Salon common stock, the fair market value of the warrants issued, and the cash payments of $400,000 made in connection with the acquisition of MP3Lit and to record estimated acquisition costs of $135,000 and other assets and liabilities at their estimated fair value.

     (B) To record amortization of goodwill and other intangibles over their estimated useful lives of five years.

     (C) To reflect the common shares issued in connection with the acquisition of MP3Lit.

                                 EXHIBIT INDEX
                                 -------------

Exhibit No.    Description
-----------    -----------
2.1*           Agreement and Plan of Reorganization dated as of May 5, 2000, among Salon.com, a Delaware corporation, Target Acquisition
               Corporation, a Delaware corporation and wholly-owned subsidiary of Salon, MP3Lit.com, a Nevada corporation and Gary Hustwit,
               Valerie Hustwit and William Hustwit.
2.2*           Articles of Merger filed with the Secretary of State of the State of Nevada on May 5, 2000.
2.3*           Certificate of Merger filed with the Secretary of State of the
               State of Delaware on May 5, 2000.
99.1*          Press release dated May 8, 2000 announcing the execution of the
               Merger Agreement.


--------------------
*Previously filed as an exhibit to the Company's Form 8-K filed with the Securities and Exchange Commission on May 22, 2000.